ReliaStar Life Insurance Company
Separate Account N

ING AdvantageSM (Prospectus No. PRO.100209-04)
ING Advantage CenturySM (Prospectus No. PRO.100207-04)
ING Advantage Century PlusSM (Prospectus No. PRO.100208-04)
Supplement dated August 4, 2004 to the
Contract Prospectus and Statement of Additional Information, each dated May 1, 2004

The information in this Supplement updates and amends certain information contained in the Contract Prospectus and Statement of Additional Information. You should read this Supplement along with the Contract Prospectus and Statement of Additional Information (SAI).

1.

ING Julius Baer Foreign Portfolio - Effective May 1, 2004, Julius Baer Investment Management Inc., the subadviser for ING Julius Baer Foreign Portfolio, has changed its name to Julius Baer Investment Management LLC. The subadviser information listed in the "Investment Adviser/Subadviser" column in the Appendix entitled "Description of Underlying Funds" in the Contract Prospectus is revised accordingly.

2.

The information appearing in the Fund Expense Table beginning on page 8 of the Contract Prospectus for AIM V.I. Dent Demographic Trends Fund and for all Janus investment options is deleted and replaced with the following to reflect reductions in fund Management (Advisory) Fees effective July 1, 2004.

Fund Name	Management (Advisory) Fees	Other Expenses	Total Annual Fund Operating Expenses	Fees and Expenses Waived or Reimbursed	Net Annual Fund Operating Expenses
AIM V.I. Dent Demographic Trends Fund (Series I) (2)	0.77%	0.45%	1.30%	--	1.30%
Janus Aspen Growth Portfolio (Institutional Shares) (21)	0.64%	0.02%	0.66%	--	0.66%
Janus Aspen International Growth Portfolio (Institutional Shares) (21)	0.64%	0.11%	0.75%	--	0.75%
Janus Aspen Mid Cap Growth Portfolio (Institutional Shares) (21)	0.64%	0.02%	0.66%	--	0.66%
Janus Aspen Worldwide Growth Portfolio (Institutional Shares) (21)	0.60%	0.06%	0.66%	--	0.66%

3.	The Footnotes to the "Fund Expense Table" beginning on page 10 of the Contract Prospectus are amended by replacing footnote (2) with the following footnote (2) and adding the following footnote (21):
(2)

Effective July 1, 2004, the Board of Trustees of AIM Variable Insurance Funds approved an amendment to the master investment advisory agreement. Under the amended master investment advisory agreement, the management fee for the fund has been reduced from 0.85% to 0.77%. Expenses shown in the table above have been restated to reflect this agreement.

(21)

All of the fees and expenses shown were determined based on net assets as of the fiscal year ended December 31, 2003, restated to reflect reductions in the portfolios' management fees effective July 1, 2004. All expenses are shown without the effect of expense offset arrangements.

X.NRTHP-04A	August 2004